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                                                                 EXHIBIT 10.14.1

                           NORRIS COMMUNICATIONS CORP.
                             1994 STOCK OPTION PLAN
                                 FIRST AMENDMENT

On January 26, 1996 the Board of Directors authorized this first amendment of the 1994 Stock Option Plan which was originally adopted by the Company on September 29, 1994. The 1994 Stock Option Plan is hereby amended by deleting
Section 5 in its entirety to be replaced by the following Section 5:


5. SHARES SUBJECT TO THE PLAN.
For purposes of the Plan, the Committee is authorized to grant Options for up to four million (4,000,000) shares of the Company's common stock, $.001 par value per share ("Common Stock"), either treasury or authorized but unissued shares, or the number and kind of shares of stock or other securities which, in accordance with Section 13, shall be substituted for such shares of Common Stock or to which such shares shall be adjusted. The Committee is authorized to grant Options under the Plan with respect to such shares. Any or all unsold shares subject to an Option which for any reason expires or otherwise terminates (excluding shares returned to the Company in payment of the exercise price for additional shares) may again be made subject to grant under the Plan.

Consistent with Section 3.2 all options granted under this Plan in excess of options on 500,000 common shares previously ratified by the stockholders of the Company, are subject to, and may not be exercised before, the approval of this First Amendment by the holders of a majority of the Company's outstanding shares on or before the expiration of twelve months from the date of this First Amendment of this Plan by the Board, and if such approval is not obtained, all Options previously granted in excess of options on 500,000 common shares, shall be void.

                                     * * * *

By signature below, the undersigned officer of the Company hereby certifies that the foregoing is a true and correct copy of the First Amendment to the 1994 Stock Option Plan of the Company.

DATED:  January 26, 1996

NORRIS COMMUNICATIONS CORP.



By      /s/ ROBERT PUTNAM
        -----------------------------
        ROBERT PUTNAM, SECRETARY



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        CERTIFICATION OF FIRST AMENDMENT ADOPTION BY THE SHAREHOLDERS OF
                          NORRIS COMMUNICATIONS, CORP.


I, the undersigned Secretary of this Corporation, hereby certify that the foregoing First Amendment to the 1994 Stock Option Plan was duly approved by the requisite number of holders of the issued and outstanding common stock of this corporation as of the below date.


Date of Shareholder Approval of First Amendment : JULY 25, 1996.



/s/ ROBERT PUTNAM
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ROBERT PUTNAM, SECRETARY